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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report: August 12, 1996


                 Volkswagen Credit Auto Receivables Corporation
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               (Exact Name of Registrant as Specified in Carter)



                                   EXHIBITS


Delaware                            33-80055                    38-2748796
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(State of incorporation)        (Commission File)           (IRS Employer
                                     Number)                Identification No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended July 31, 1996, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        Designation             Description                Method of Filing
        -----------             -----------                ----------------

        Exhibit 20        Report for the month ended    Filed with this report.
                          July 31, 1996 provided to
                          Chemical Bank, as trustee
                          under the Volkswagen
                          Credit Auto Master Trust,
                          Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Volkswagen Credit Auto Master Trust


                                             By: Volkswagen Credit Auto
                                                      Receivables Corporation


                                             By: /s/ Allen J. Strang
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